                                                                  EXHIBIT 10.104


                         Amendment No. 4 to Side Letter



                                                      Dated as of March 27, 2002

         Reference is hereby made to the following:

                  (i) that certain letter agreement dated as of October 30, 2001, as amended (the "Side Letter") between Williams Communications, LLC (the "Borrower") and Williams Communications Group, Inc. ("Holdings"), on the one hand, and Bank of America, N.A., as Administrative Agent and as Issuing Bank, JP Morgan Chase Bank (formerly The Chase Manhattan Bank), as Syndication Agent and as Issuing Bank, Salomon Smith Barney Inc., as Co-Documentation Agent, Lehman Brothers, Inc., as Co-Documentation Agent and Merrill Lynch & Co., as Co-Documentation Agent, on the other hand; and

                  (ii) that certain Amended and Restated Credit Agreement dated as of September 8, 1999 (as amended, the "Credit Agreement"), among the Borrower, Holdings, the lenders party thereto (the "Lenders"), Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), JP Morgan Chase Bank (formerly The Chase Manhattan Bank), as Syndication Agent, Salomon Smith Barney Inc. and Lehman Brothers, Inc., as Joint Lead Arrangers and Joint Bookrunners with respect to the Incremental Facility referred to therein, and Salomon Smith Barney Inc., Lehman Brothers, Inc. and Merrill Lynch & Co., as Co-Documentation Agents.

         Capitalized terms not otherwise defined herein are used herein as defined in the Side Letter or the Credit Agreement, as applicable.

         The Borrower and Holdings have requested, and the Agents, the Issuing Bank and the Required Lenders have agreed, to amend the Side Letter (subject to the terms and conditions set forth herein).

         In consideration of the mutual agreements contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The Side Letter is hereby amended as of the Amendment Effective Date (as such term is defined in Section 3 below) as follows:

         (a) Clause (i) of the first paragraph of Section 1 of the Side Letter is hereby amended by deleting the date "March 27, 2002" appearing therein and inserting the date "April 26, 2002" in lieu thereof.

         (b) Section 2 of the Side Letter is hereby amended in its entirety to read as follows:

                  "2. During the Negotiation Period, the Borrower, Holdings and their subsidiaries shall, subject to the restrictions and other provisions of this letter agreement, fund their business and operations in accordance with the business plan dated March, 2002 and delivered to PricewaterhouseCoopers LLP on March 11, 2002, as such business plan shall be modified by the cash flow projections delivered weekly by the Loan Parties pursuant to
                  Section 9 of this letter agreement; provided that such cash flow projections are reasonably satisfactory in form and substance to the Administrative Agent and PWC."

         (c) Section 9 of the Side Letter is hereby amended in its entirety to read as follows:

                  "9. The Loan Parties hereby agree to deliver to the Agents and PricewaterhouseCoopers LLP ("PWC") on April 11, 2002, (a) an update of the 13-week cash flow projection previously delivered to PWC on March 26, 2002, which update shall cover a period commencing with the calendar week beginning on April 8, 2002, and ending with the same final week as the original 13-week cash flow projection; and (b) a comparison of actual cash flows to the projected cash flows and a variance analysis for the two (2) calendar weeks ended immediately prior to April 8, 2002, both on a week by week basis and on a cumulative basis, in each case in form and substance reasonably satisfactory to the Administrative Agent and PWC.

                  The Loan Parties hereby agree to deliver to the Agents and PWC on April 4, 2002 and on April 11, 2002, a true and complete list of all Deposit Accounts and Securities Accounts (such terms are being used herein as defined in the Security Agreement) or other similar accounts or instruments held by any Loan Party and including the following information: the correct legal name of the institution where such account is maintained, the Loan Party in whose name the account is maintained, the account number and the balance (which may not include interest income) as of the end of the immediately preceding calendar week (such list to be in a form reasonably satisfactory to the Administrative Agent and PWC) and including a representation and warranty that to the extent required by the Loan Documents, all such Deposit Accounts, Securities Accounts, other accounts and instruments have been pledged to the Administrative Agent (for the benefit of itself and the Secured Parties (as defined in the Security Agreement)).

                  The Loan Parties hereby agree to deliver to the Agents and PWC, for each calendar week commencing on or after April 15, 2002, no later than the fourth Business Day of such calendar week, (a) a cash flow projection covering a period beginning with such calendar week through and including the calendar week that is nine (9) weeks after the next scheduled Re-forecast Date (as such term is defined below); (b) a comparison of actual cash flows to the projected cash flows and a variance analysis for the calendar week ended immediately prior to such calendar week; and (c) a true and complete list of all Deposit Accounts and Securities Accounts (such terms are being used herein as defined in the Security Agreement) or other similar accounts or instruments held by any Loan Party and including the following information: the correct legal name of the institution where such account is maintained, the Loan Party in whose name the account is maintained, the account number and the balance (which may not include interest income) as of the end of the immediately preceding calendar week and including a representation and warranty that to the extent required by the Loan Documents, all such Deposit Accounts, Securities Accounts, other accounts and instruments have been pledged to the Administrative Agent (for the benefit of itself and the Secured Parties (as defined in the Security Agreement)) (all of the foregoing information shall, in each case, be in form and substance reasonably satisfactory to the Administrative Agent and PWC). As used herein the term "Re-forecast Date" shall mean April 25, 2002, and each Thursday thereafter occurring in intervals of four (4) weeks.

                  The Loan Parties hereby further agree to deliver to the Agents and PWC, within fifteen (15) Business Days after the end of each calendar month, a copy of the summary of monthly consolidated financial information for Holdings and its Subsidiaries in the form presented to Holdings' management (which information is subject to normal quarterly and year-end adjustment)."

         (d)      The Side Letter is hereby amended to include the following new
                  Section 14:

                  "14. Holdings has advised the Agents that the next scheduled interest payment date with respect to Holdings' 10.70% Senior Redeemable Notes due 2007 and 10.875% Senior Redeemable Notes due 2009 (collectively, the "Senior Redeemable Notes") issued pursuant to that certain Indenture dated as of October 6, 1999 between Holdings and The Bank of New York as trustee (the "Indenture"), is April 1, 2002. In connection therewith, Holdings hereby covenants and agrees as follows:

                           (i) Holdings shall avail itself of, and exhaust, all time available up to (but not including) the last Business Day preceding the expiration of any grace period applicable to such payment;

                           (ii) Holdings shall not permit any other Loan Party to make (and each other Loan Party agrees not to make), and no other Loan Party is obligated to make, any payment on behalf of Holdings in respect of the Senior Redeemable Notes during the Negotiation Period;

                           (iii) during the Negotiation Period, Holdings will not agree to any amendment or other modification of the Indenture other than to effect a replacement of the trustee thereunder, without the prior written consent of the Administrative Agent; and

                           (iv) Holdings shall deliver to the Administrative Agent prior written notice (at the address set forth below the Administrative Agent's name on the signature pages hereto) at least 5 Business Days before Holdings or any other Loan Party makes any payment with respect to the Senior Redeemable Notes, or any of the transactions related to, or contemplated by, the Indenture (and Holdings hereby represents and warrants that no such payments are due and payable by Holdings or the other Loan Parties during the Negotiation Period, other than the scheduled interest payment on the Senior Redeemable Notes).

                  Holdings hereby represents and warrants that the grace period with respect to interest payments on the Senior Redeemable Notes is a period of 30 days."

2. The Required Lenders hereby approve the form of note attached hereto as Annex A and agree that any Indebtedness issued by Holdings to The Williams Companies, Inc. as a result of the exercise of the purchase option by the Borrower in the ADP transaction, which Indebtedness is evidenced by a note in the form of Annex A (with such changes as shall have been approved by the Administrative Agent and two or more of the other Agents), shall constitute "Qualifying Holdings Debt", as such term is defined in the Credit Agreement.

3. This Amendment shall not become effective until the date on which the following conditions precedent shall have been satisfied, or waived by the Issuing Bank, the Agents and the Required Lenders in writing (such date being referred to herein as the "Amendment Effective Date"):

         (a) the Administrative Agent shall have received fully executed counterparts of this Amendment executed by the Loan Parties, the Issuing Bank and all of the Agents, together with the consent of the Required Lenders to this Amendment as set forth hereinbelow;

         (b) all fees and other charges presently due and payable to the Administrative Agent or any Lender pursuant to any Loan Document shall have been paid by the Borrower;

         (c) all out-of-pocket expenses incurred by the Agents and invoiced by March 27, 2002 in connection with the Credit Agreement, this Amendment, the Side Letter, any other Loan Document or the transactions contemplated by any of the foregoing (including, without limitation, the reasonable fees and disbursements of Clifford Chance Rogers & Wells LLP, Davis Polk & Wardwell, Shearman & Sterling, Simpson Thacher & Bartlett and PricewaterhouseCoopers LLP ("PWC")), shall have been paid by the Borrower; and

         (d) all legal matters incident to this Amendment and the effects hereof or any of the Loan Documents shall be reasonably satisfactory to the Agents and their counsel.

4. Each of the Loan Parties represents and warrants to the Agents and the Lenders that (X) the execution, delivery and performance by the Loan Parties of this Amendment and the performance by each of them of the Side Letter as modified by this Amendment (i) have been duly authorized by all requisite corporate, partnership or limited liability company action (as applicable) on the part of each such Loan Party; and (ii) will not violate (a) any provision of any statute, rule or regulation, or the Certificate of Incorporation or By-laws (or similar governing documents) of any of the Loan Parties or (b) any applicable order of any court or any rule, regulation or order of any other agency of government; and (Y) upon the occurrence of the Amendment Effective Date, this Amendment will constitute the legal, valid and binding obligation of the Loan Parties, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

5. The Loan Parties hereby agree that in the event any Loan Party or Unrestricted Subsidiary shall fail to observe or perform any agreement set forth in the Side Letter as amended by this Amendment, such event shall be an immediate Event of Default under the Credit Agreement not requiring any notice, lapse of time or other action on the part of any of the Agents or the Lenders; and the Administrative Agent and/or the Required Lenders may exercise any and all remedies it or they may have pursuant to any of the Loan Documents or other applicable law.

6. THE BORROWER HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT AND THE LENDERS FOR THE PAYMENT OF ALL OBLIGATIONS (AS DEFINED IN THE CREDIT AGREEMENT) WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS AND

THE LIENS IN THE COLLATERAL WHICH WERE GRANTED PURSUANT TO ANY OF THE LOAN DOCUMENTS OR OTHERWISE. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES EACH AGENT AND EACH LENDER AND ALL OF THE AFFILIATES OF EACH AGENT AND EACH LENDER, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF EACH AGENT, EACH LENDER AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN AND UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE DATE HEREOF OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF.

7. HOLDINGS AND EACH SUBSIDIARY LOAN PARTY HEREBY (A) CONFIRMS AND AGREES THAT ITS GUARANTEE PURSUANT TO THE CREDIT AGREEMENT OR SUBSIDIARY GUARANTEE (AS APPLICABLE) IS, AND SHALL CONTINUE TO BE, IN FULL FORCE AND EFFECT AND IS HEREBY CONFIRMED AND RATIFIED IN ALL RESPECTS; (B) CONFIRMS AND ACKNOWLEDGES THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT AND THE LENDERS FOR THE PAYMENT OF ALL OF THE OBLIGATIONS WHICH IT HAS GUARANTEED, WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OF NATURE WHATSOEVER; AND
(C) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS TO WHICH IT IS A PARTY AND THE LIENS IN THE COLLATERAL WHICH WERE GRANTED BY IT PURSUANT TO ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

8. The Borrower acknowledges and agrees that its obligations set forth in
Section 10.03 of the Credit Agreement include the preparation, execution and delivery of this Amendment, and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Clifford Chance Rogers & Wells LLP, counsel to the Administrative Agent, Simpson Thacher & Bartlett, counsel to the Syndication Agent, Shearman and Sterling, counsel to the Co-Documentation Agents, and PWC.

9. This Amendment shall be limited precisely as written and shall not be deemed
(i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Side Letter or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agents or the Lenders or
(ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to in a Loan Document. The Administrative Agent (on behalf of itself and the Lenders) and the other Agents hereby expressly reserve all of the Administrative Agent's, the other Agents' and the Lenders' (as applicable) respective rights and remedies under the Credit Agreement and each of the other Loan Documents, as well as under applicable law. No failure to exercise, delay in exercising or any singular or partial exercise, by the Administrative Agent, the Agents or any of the Lenders, of any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof, nor shall any of the Loan Documents (including, without limitation, the Side Letter) be construed as a standstill or a forbearance by any of the Agents or the Lenders of their rights and remedies thereunder. Except to the extent hereby modified, the Side Letter shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Side Letter as modified by this Amendment is hereby ratified and confirmed. As used in the Side Letter, the terms "Side Letter," "this Agreement," "herein," "hereafter," "hereto," "hereof," and words of similar import, shall, unless the context otherwise requires, mean the Side Letter as modified by this Amendment. Reference to the terms "Side Letter" appearing in the other Loan Documents shall, unless the context otherwise requires, mean the Side Letter as modified by this Amendment. This Amendment shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Amendment as a whole.

10. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

11. Any provision of this Amendment which is invalid, illegal or unenforceable under the applicable law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate such provision in any other jurisdiction.

12. No failure on the part of the Administrative Agent, the Issuing Bank or any Lender to exercise, and no delay in exercising, any right, power or remedy under this Amendment shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy whether provided in any Loan Document or otherwise. All remedies hereunder are cumulative and are not exclusive of any other remedies under any other Loan Document or provided by applicable law.

13. All references herein to any of the parties to this Amendment shall be deemed to include the successors and assigns of such party; provided, however, that none of the Loan Parties may assign any of its rights or obligations hereunder or under the Side Letter without the prior written consent of the Agents, the Issuing Bank and all of the Lenders, and all covenants, promises and agreements by or on behalf of any of the Loan Parties which are contained herein shall inure to the benefit of each of the Lenders and to the successors and assigns of any of the Agents, the Issuing Bank and any of the Lenders.

14. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

15. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

16. The provisions of this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and the year first above written.



                               BORROWER:


                               WILLIAMS COMMUNICATIONS, LLC


                       [STAMP] By: /s/ HOWARD S. KALIKA
                                  ----------------------------------------------
                                     Name:  Howard S. Kalika
                                     Title: Senior Vice President


                               HOLDINGS:


                               WILLIAMS COMMUNICATIONS GROUP, INC.


                       [STAMP] By: /s/ HOWARD S. KALIKA
                                  ----------------------------------------------
                                     Name:  Howard S. Kalika
                                     Title: Senior Vice President


                               SUBSIDIARY LOAN PARTIES:


                               CRITICAL CONNECTIONS, INC.
                               WCS COMMUNICATIONS SYSTEMS, INC.
                               WCS, INC.
                               WILLIAMS COMMUNICATIONS OF VIRGINIA, INC.
                               WILLIAMS COMMUNICATIONS PROCUREMENT, L.L.C.
                               WILLIAMS COMMUNICATIONS PROCUREMENT, LP
                               WILLIAMS GLOBAL COMMUNICATIONS
                                    HOLDINGS, INC.
                               WILLIAMS INTERNATIONAL VENTURES COMPANY
                               WILLIAMS LEARNING NETWORK, INC.
                               WILLIAMS LOCAL NETWORK, LLC
                               WILLIAMS TECHNOLOGY CENTER, LLC
                               WILLIAMS COMMUNICATIONS MANAGED
                                    SERVICES, LLC
                               WILLIAMS COMMUNICATIONS MANAGED SERVICES
                                    OF CALIFORNIA, INC.


                       [STAMP] By: /s/ HOWARD S. KALIKA
                                  ----------------------------------------------
                                     Name:  Howard S. Kalika
                                     Title: Senior Vice President

[AMENDMENT NO. 4 TO SIDE LETTER]

                               ISSUING BANK AND AGENTS:



                               BANK OF AMERICA, N.A., as Administrative Agent and as Issuing Bank


                               By: /s/ JOHN W. WOODIEL III
                                   ---------------------------------------------
                                      Name:      John W. Woodiel III
                                      Title:     Managing Director
                                      Address:   Bank of America, N.A.
                                                 901 Main Street, 66th Floor
                                                 Dallas, TX  75202-3714
                                                 Attention: Jack Woodiel
                                                 Fax No.: (214) 209-3533


                               JP MORGAN CHASE BANK
                               (formerly The Chase Manhattan Bank), as
                               Syndication Agent and as Issuing Bank


                               By: /s/ CONSTANCE M. COLEMAN
                                   ---------------------------------------------
                                      Name:      Constance M. Coleman
                                      Title:     Vice President


                               SALOMON SMITH BARNEY INC.,
                               as Co-Documentation Agent


                               By: /s/ JOHN DORANS
                                   ---------------------------------------------
                                      Name:  JOHN DORANS
                                      Title: [ILLEGIBLE]


                               LEHMAN BROTHERS, INC.,
                               as Co-Documentation Agent


                               By: /s/ [ILLEGIBLE]
                                   ---------------------------------------------
                                      Name:  [ILLEGIBLE]
                                      Title: Senior Vice President


                               MERRILL LYNCH & CO.
                               as Co-Documentation Agent


                               By: /s/ CAROL J. E. FEELEY
                                   ---------------------------------------------
                                      Name:  Carol J. E. Feeley
                                      Title: Director

[AMENDMENT NO. 4 TO SIDE LETTER]

         BY SIGNING IN THE APPROPRIATE SPACE BELOW, THE UNDERSIGNED HEREBY CONSENT TO THE FOREGOING AMENDMENT NO. 4 TO THE SIDE LETTER AND TO THE EXECUTION THEREOF BY THE AGENTS AND THE ISSUING BANK.


                               LENDERS:



                               BANK OF AMERICA, N.A.


                               By: /s/ JOHN W. WOODIEL III
                                  ----------------------------------------------
                                      Name:  John W. Woodiel III
                                      Title: Managing Director


                               JP MORGAN CHASE BANK
                               (formerly The Chase Manhattan Bank)


                               By: /s/ CONSTANCE M. COLEMAN
                                  ----------------------------------------------
                                      Name:  Constance M. Coleman
                                      Title: Vice President


                               CITICORP USA, INC.


                               By: /s/ JOHN DORANS
                                  ----------------------------------------------
                                      Name:  John Dorans
                                      Title: [ILLEGIBLE]


                               LEHMAN COMMERCIAL PAPER INC.


                               By: /s/ [ILLEGIBLE]
                                  ----------------------------------------------
                                      Name:  [ILLEGIBLE]
                                      Title: Authorized Signatory


                               MERRILL LYNCH CAPITAL CORPORATION


                               By: /s/ CAROL J. E. FEELEY
                                  ----------------------------------------------
                                      Name:  Carol J. E. Feeley
                                      Title: Vice President

[AMENDMENT NO. 4 TO SIDE LETTER]

                               ABN AMRO BANK N.V.


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               BANK OF MONTREAL


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               THE BANK OF NEW YORK


                               By: /s/ JAMES W. WHITAKER
                                  ----------------------------------------------
                                      Name:  James W. Whitaker
                                      Title: Senior Vice President


                               BANK OF OKLAHOMA N.A.


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               BANK ONE, N.A.


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:

[AMENDMENT NO. 4 TO SIDE LETTER]

                               BAYERISCHE HYPOVEREINS BANK, NEW YORK BRANCH
                               (formerly Bank Austria Creditanstalt Corporate Finance, Inc.)


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               CIBC INC.


                               By: /s/ JACQUELINE STEWART
                                  ----------------------------------------------
                                      Name:  Jacqueline Stewart
                                      Title: Executive Director


                               CREDIT LYONNAIS NEW YORK BRANCH


                               By: /s/ SANDRA E. HORWITZ
                                  ----------------------------------------------
                                      Name:  Sandra E. Horwitz
                                      Title: Senior Vice President


                               CREDIT SUISSE FIRST BOSTON


                               By: /s/ DAVID L. SAWYER
                                  ----------------------------------------------
                                      Name:  David L. Sawyer
                                      Title: Director


                               By: /s/ VANESSA GOMEZ
                                  ----------------------------------------------
                                      Name:  Vanessa Gomez
                                      Title: Associate

[AMENDMENT NO. 4 TO SIDE LETTER]

                               DEUTSCHE BANK AG
                               NEW YORK BRANCH AND/OR
                               CAYMAN ISLANDS BRANCH


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               FIRST UNION NATIONAL BANK


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               FLEET NATIONAL BANK


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               THE FUJI BANK, LIMITED


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               IBM CREDIT CORPORATION


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:

[AMENDMENT NO. 4 TO SIDE LETTER]

                               THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                               NEW YORK BRANCH


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               KBC BANK, N.V.


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               MERRILL LYNCH SERIES FUNDS, INC. Global
                               Allocation Strategy Portfolio


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:


                               MERRILL LYNCH VARIABLE SERIES FUNDS, INC. Global Allocation Focus Fund


                               By:
                                  ----------------------------------------------
                                      Name:
                                      Title:

[AMENDMENT NO. 4 TO SIDE LETTER]

                             R2 TOP HAT, LTD
                             By: Amalgamated Gadget, L.P., as Investment Manager
                             By: Scepter Holdings, Inc., its General Partner


                             By:
                                ------------------------------------------------
                                  Name:
                                  Title:


                             SCOTIABANC INC.


                             By:
                                ----------------------------------------------
                                  Name:
                                  Title:


                             STANDARD BANK LONDON LIMITED


                             By:
                                ----------------------------------------------
                                  Name:
                                  Title:


                             STANFIELD ARBITRAGE CDO, LTD.
                             By:    Stanfield Capital Partners LLC
                                    as its Collateral Manager


                             By:
                                ----------------------------------------------
                                  Name:
                                  Title:


                             STANFIELD CLO, LTD.
                             By:    Stanfield Capital Partners LLC
                                    as its Collateral Manager


                             By:
                                ----------------------------------------------
                                    Name:
                                    Title:


                             STANFIELD/RMF TRANSATLANTIC CDO, LTD
                             By     Stanfield Capital Partners LLC
                                    as its Collateral Manager


                             By:
                                ----------------------------------------------
                                    Name:
                                    Title:

[AMENDMENT NO. 4 TO SIDE LETTER]

                             WINDSOR LOAN FUNDING, LIMITED
                             By:    Stanfield Capital Partners LLC
                                    as its Collateral Manager


                             By:
                                ----------------------------------------------
                                    Name:
                                    Title:


                             ARK II CLO 2001-I, LIMITED
                             By:    Patriarch Partners II, LLC,
                                    its Collateral Manager


                             By: /s/ LYNN TILTON
                                ----------------------------------------------
                                    Name: Lynn Tilton
                                    Title: Authorized Signatory


                             HAMILTON CDO, LTD.
                             By:    Stanfield Capital Partners LLC
                                    as its Collateral Manager


                             By:
                                ----------------------------------------------
                                    Name:
                                    Title:


                             CONTRARIAN FUNDS, LLC
                             By:    Contrarian Capital Management, LLC
                                    as Manager

[AMENDMENT NO. 4 TO SIDE LETTER]

                             By:
                                ----------------------------------------------
                                    Name:
                                    Title:


                             PACIFICA PARTNERS I, L.P.
                             By:    Imperial Credit Asset Management
                                    as Investment Manager


                             By:
                                ----------------------------------------------
                                    Name:
                                    Title:


                             SANKATY HIGH YIELD ASSET PARTNERS


                             By:
                                ----------------------------------------------
                                    Name:
                                    Title:


                             SANKATY HIGH YIELD PARTNERS II LP


                             By:
                                ----------------------------------------------
                                    Name:
                                    Title:


                             AHAB PARTNERS, L.P.


                             By:
                                ----------------------------------------------
                                    Name:
                                    Title:


                             CERBERUS PARTNERS, L.P.
                             By:    Cerberus Associates, L.L.C.
                                    its General Partner

                             By:
                                ----------------------------------------------
                                    Name:
                                    Title:

[AMENDMENT NO. 4 TO SIDE LETTER]